[GRAPHIC OMITTED]
                                                            GABELLI
                                                CONVERTIBLE
                                                SECURITIES
                                                FUND, INC.





THIRD QUARTER REPORT
SEPTEMBER 30, 1999

                                [GRAPHIC OMITTED]
                                      THE GABELLI
                                       CONVERTIBLE
                                       SECURITIES
                                       FUND, INC.


Our cover icon represents the underpinnings of Gabelli. The Teton mountains in Wyoming represent what we believe in in America -- that creativity, ingenuity, hard work and a global uniqueness provide enduring values. They also stand out in an increasingly complex, interconnected and interdependent economic world.



INVESTMENT OBJECTIVE:

The Gabelli Convertible Securities Fund, Inc. is a closed-end, diversified management investment company whose primary objective is to seek a high level of total return through a combination of current income and capital appreciation by investing in convertible securities.


                   THIS REPORT IS PRINTED ON RECYCLED PAPER.

TO OUR SHAREHOLDERS,

     Through most of the third quarter of 1999,  stocks were
slowly  sinking under the weight of a declining bond market, a  tumbling  dollar,  and the  prospect  of more  aggressive  [GRAPHIC OMITTED]
Federal  Reserve  monetary  policy  tightening.   Technology
stocks--the  last bastion of strength in an  otherwise  weak
market--finally  cracked  in  the  last  two  weeks  of  the   [GRAPHIC OMITTED]
quarter, sending virtually all market indices sharply lower.      THE GABELLI
Although   finishing  the  quarter  relatively  flat,  bonds      CONVERTIBLE
remained under  pressure from the very same economic  forces      SECURITIES
that pushed  stocks  lower.  Convertible  securities'  yield      FUND, INC.
component helped them outperform equities in this difficult market.

INVESTMENT PERFORMANCE

     For the third quarter ended September 30, 1999, The Gabelli Convertible Securities Fund, Inc.'s ("Convertible Securities Fund") net asset value (NAV) per share decreased 2.02% to $11.67, after adjusting for the $0.20 per share distribution paid on September 27, 1999. This compares to a decrease of 1.83% for the Lipper Inc. Convertible Securities Fund Average over the same period. The Lipper average is an unmanaged indicator of investment performance. For the twelve months ended September 30, 1999, the Fund increased 15.47% versus an increase of 21.00% for the Lipper Inc. Convertible Securities Fund Average over this period.

      The three- and five-year average annual returns of the Convertible Securities Fund were 10.67% and 10.31%, respectively. Since inception on July 3, 1989 through September 30, 1999, the Convertible Securities Fund achieved a 166.72% total return which represents an average annual return of 10.04%.

      The Fund's common shares on the New York Stock Exchange ended the quarter at $10.6875, down 3.79% for the quarter, up 13.77% for the past twelve months and up 42.17% from its initial price of $11.25 on March 31, 1995 after adjusting for the reinvestment of dividends totaling $4.365 per share which were paid during this period.

      Our Fund is managed with the goal of achieving a 600-800 basis point spread above long-term treasury yields. We hope to generate these returns over the long term. This is the type of performance that our Fund has been known for and we anticipate will continue in the future. Of course, there are no guarantees.

      Over the past few months the Fund's shares have traded at an average discount of approximately 8% to the net asset value. At these price levels, the Fund is an ideal opportunity for investors to add to their positions. Our monthly cash purchase program provides an easy way for registered shareholders to acquire additional shares at the current market price at no commission. In addition, to underscore that "we eat our own cooking", Gabelli Funds, LLC, the Fund's Investment Adviser (the "Adviser"), and its affiliates have announced their intention to buy up to one million common shares in the open market (569,264 of which have been acquired to date). The Fund has also instituted a share repurchase program which we discuss later in this report.

INVESTMENT RESULTS (a)(c)
--------------------------------------------------------------------------------

                                                                      QUARTER
                                                          --------------------------------------
                                                         1ST          2ND       3RD        4TH           YEAR
                                                         ---          ---       ---        ---           ----
  1999:   Net Asset Value ..........................    $11.45      $12.13     $11.67         --           --
          Total Return .............................      1.8%        7.8%      (2.0)%        --           --
-----------------------------------------------------------------------------------------------------------------
  1998:   Net Asset Value ..........................    $11.87      $11.66     $10.96     $11.45       $11.45
          Total Return .............................      5.3%        0.0%      (4.2)%      7.4%         8.3%
-----------------------------------------------------------------------------------------------------------------
  1997:   Net Asset Value ..........................    $11.13      $11.38     $11.81     $11.48       $11.48
          Total Return .............................      1.7%        3.5%       5.0%       2.8%        13.5%
-----------------------------------------------------------------------------------------------------------------
  1996:   Net Asset Value ..........................    $11.28      $11.33     $11.23     $11.08       $11.08
          Total Return .............................      3.6%        1.6%       0.3%       2.6%         8.4%
-----------------------------------------------------------------------------------------------------------------
  1995:   Net Asset Value ..........................    $11.14      $11.51     $11.64     $11.01       $11.01
          Total Return .............................      5.1%        5.2%       3.0%       1.1%        15.0%
-----------------------------------------------------------------------------------------------------------------
  1994:   Net Asset Value ..........................    $11.54      $11.39     $11.60     $10.60       $10.60
          Total Return .............................      0.2%       (1.3)%      1.8%      (0.9)%       (0.2)%
-----------------------------------------------------------------------------------------------------------------
  1993:   Net Asset Value ..........................    $12.07      $12.36     $12.75     $11.52       $11.52
          Total Return .............................      5.4%        2.4%       3.2%       1.5%        13.1%
-----------------------------------------------------------------------------------------------------------------
  1992:   Net Asset Value ..........................    $11.29      $11.52     $11.90     $11.45       $11.45
          Total Return .............................      3.5%        2.0%       3.3%       3.6%        13.0%
-----------------------------------------------------------------------------------------------------------------
  1991:   Net Asset Value ..........................    $11.06      $11.27     $11.57     $10.91       $10.91
          Total Return .............................      5.6%        1.9%       2.7%       1.8%        12.5%
-----------------------------------------------------------------------------------------------------------------
  1990:   Net Asset Value ..........................    $10.56      $10.68     $10.56     $10.47       $10.47
          Total Return .............................      1.5%        2.1%      (1.1)%      3.8%         6.3%
-----------------------------------------------------------------------------------------------------------------
  1989:   Net Asset Value ..........................        --          --     $10.54     $10.51       $10.51
          Total Return .............................        --          --       5.4%(b)    0.8%         6.3%(b)
-----------------------------------------------------------------------------------------------------------------

   AVERAGE ANNUAL RETURNS - SEPTEMBER 30, 1999 (A)
   -----------------------------------------------
   1 Year .............................   15.47%
   5 Year .............................   10.31%
   Life of Fund (b) ...................   10.04%



(a) Total return and average annual return reflect changes in net asset value and reinvestment of dividends and are net of expenses. Of course, the returns noted represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold they may be worth more or less than their original cost.
(b) From commencement of operations on July 3, 1989.
(c) The Fund converted to closed-end status on March 31, 1995.


            Dividend History - Common Stock
-----------------------------------------------------------
PAYMENT DATE            RATE PER SHARE  REINVESTMENT PRICE
------------            --------------  ------------------
September 27, 1999          $0.200          $10.86
June 28, 1999               $0.200          $11.38
March 29, 1999              $0.200          $11.04
December 28, 1998           $0.320          $11.49
September 28, 1998          $0.200          $10.52
June 26, 1998               $0.200          $11.02
March 26, 1998              $0.200          $11.10
December 26, 1997           $0.600          $10.49
September 26, 1997          $0.120          $10.44
June 27, 1997               $0.120          $ 9.96
March 27, 1997              $0.120          $ 9.63
December 27, 1996           $0.375          $ 9.51
September 23, 1996          $0.120          $ 9.73
June  24, 1996              $0.120          $10.17
March 25, 1996              $0.120          $10.41
December 27, 1995           $0.750          $10.95
September 27, 1995          $0.200          $11.10
June 27, 1995               $0.200          $11.21
December 31, 1994           $0.900          $10.60
December 31, 1993           $1.425          $11.52
December 31, 1992           $0.876          $11.45
December 31, 1991           $0.865          $10.91
December 31, 1990           $0.490          $10.47
June 28, 1990               $0.100          $10.68
March 29, 1990              $0.100          $10.55
December 29, 1989           $0.115          $10.51
--------------------------------------------------------------------------------

WHAT WE DO

     The success of momentum  investing  in recent years and
investors' desire for instant gratification have combined to make value investing appear dull. At the risk of being dull, we will once again describe the "boring" value approach that [GRAPHIC OMITTED] has seen us through both good and bad markets over the last
10 years at The Gabelli Convertible  Securities Fund and for
over 22 years at Gabelli Asset Management  Company.  In past    CASH FLOW
reports,   we  have  tried  to  articulate   our  investment  ---------------
philosophy and  methodology.  The following  graphic further     RESEARCH
illustrates  the interplay  among the four components of our   --------------
valuation approach.

      Our focus is on free cash flow: earnings before interest, taxes, depreciation and amortization (EBITDA) minus the capital expenditures necessary to grow the business. We believe free cash flow is the best barometer of a business' value. Rising free cash flow often foreshadows net earnings improvement. We also look at earnings per share trends. Unlike Wall Street's ubiquitous earnings momentum players, we do not try to forecast earnings with accounting precision and then trade stocks based on quarterly expectations and realities. We simply try to position ourselves in front of long-term earnings uptrends. In addition, we analyze on and off balance sheet assets and liabilities such as plant and equipment, inventories, receivables, and legal, environmental and health care issues. We want to know everything and anything that will add to or detract from our private market value (PMV) estimates. Finally, we look for a catalyst: something happening in the company's industry or indigenous to the company itself that will surface value. In the case of the independent telephone stocks, the catalyst is a regulatory change. In the agricultural equipment business, it is the increasing world-wide demand for American food and feed crops. In other instances, it may be a change in management, sale or spin-off of a division or the development of a profitable new business.

      Once we identify stocks that qualify as fundamental and conceptual bargains, we then become patient investors. This has been a proven long-term method for preserving and enhancing wealth in the U.S. equities market. At the margin, our new investments are focused on businesses that are well-managed and will benefit from sustainable long-term economic dynamics. These include macro trends, such as the globalization of the market in filmed entertainment and telecommunications, and micro trends, such as an increased focus on productivity enhancing goods and services.

CONVERTIBLE SECURITIES ARE "HYBRIDS"

      It is important to understand our stock selection discipline because price movement in the underlying equity will generally have the greatest impact on convertible securities pricing. The convertible securities market consists of bonds, debentures, corporate notes, preferred stocks and warrants or other similar securities which may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. Converts are "hybrid" securities that combine the capital appreciation potential of equities with the higher yield of fixed income instruments.

      Our strategy incorporates the purchase of convertible securities which are trading at a premium above parity with the common stock but which generally provide a higher yield and, over time, capital appreciation. We will also seek out "busted" converts, where the underlying common stock has dropped significantly and the values of both the conversion privilege and the convert are down. Such securities will provide both high yields and long-term capital appreciation potential.

OUR INVESTMENT OBJECTIVES

      Our mandate is to preserve and enhance our shareholders' wealth through a conservative, disciplined approach to convertible securities investing. Our goal is to generate profitable returns in strong markets and protect principal in weak markets by taking advantage of the unique characteristics of convertible securities.

COMMENTARY

TOO MUCH OF A GOOD THING?

      In the third quarter of 1999, the U.S. economy continued to barrel along at a pace that investors feared would lead to higher inflation. Paced by the long anticipated recovery in Japan, Asian economies are perking up. Coupled with prospects that European economies are gaining momentum, this has spawned concern that synchronized global growth would further increase inflationary pressure here at home. All of this positive global economic news was simply too much of a good thing for the U.S. bond market, which continued to slide.

      Long term, synchronized global growth is a blessing--we should all be thinking in terms of Gross World Product ("GWP") rather than Gross Domestic Product ("GDP"). However, in the short term it may put additional pressure on the Fed to press down on the monetary brakes. Investors should view this as a dose of cod liver oil--bitter medicine, but a tonic that will improve the long term health of the economy and the stock market. Unfortunately, "Mr. Market" often does not like to take his medicine and additional Fed interest rate hikes and higher bond yields are not likely to improve his mood. So, even though third quarter corporate earnings are likely to be quite strong, price/earnings ("P/E") multiples (a function of investor psychology and interest rates) may continue to contract, sending stocks even lower. The good news in this scenario would be the return of Ben Graham's "margin of safety" to the market.

      If the domestic economy begins to decelerate in the fourth quarter and the Fed declares a monetary cease-fire, "Mr. Market" may be in a better mood. Although P/E multiples are not likely to expand, they may stabilize, allowing earnings to rally stocks. However, with equity valuations still at relatively lofty levels, advances will engender additional speculative risks.

 THE DOLLAR IN LIMBO--HOW LOW CAN IT GO?

      As we write, the dollar has hit a four-year low against the yen. This is another good news/bad news situation. A cheaper dollar benefits U.S. exporters and ultimately would help reduce trade deficits, which have been running at extraordinarily high levels. It also bolsters dollar denominated earnings from the international operations of U.S. companies. However, over the short term, it actually increases dollar calculated trade deficits. Perhaps most importantly, a lower dollar is potentially inflationary, because the prices of imported products that U.S. consumers treasure will move higher. If the American consumer is willing to pay these higher prices for Toyota cars and trucks, Sony big screen televisions, and Sega video games, it will soon be reflected in the Consumer Price Index ("CPI"). This leads us to another important question...

WILL FATIGUE HIT THE AMERICAN CONSUMER?

      High employment and the "wealth effect" of a rising housing and stock market have buoyed consumer confidence. Discretionary income has risen as a result of depressed energy prices, low mortgage rates, and rising wages. If the domestic economy does slow down, consumers may become more concerned about job security. When investors receive third quarter statements from their brokers, money managers and mutual funds, they will realize that their net worth has been trimmed. Americans are paying more at the pump for gasoline and their home heating bills will be significantly higher this winter. Variable rate mortgage payments will increase and new fixed rate mortgages are higher. So, consumers will not be able to raise spending money by leveraging real estate assets--no more "take the home mortgage from $100,000 to $150,000 with the same monthly payments and pocket the difference". As aforementioned, the prices for imported goods are increasing. Will all this be enough to cause the American consumer to tighten the purse strings? Or, will a significant tax cut--the Republicans are running on the "3 Fs" (Faith, Finances, and Family)--embolden the American consumer and keep the economic wheels moving here and abroad?

THIS QUARTER'S SCORECARD

      In the third quarter of 1999, our wireless communications investments (Omnipoint, Vodafone AirTouch plc, and Sprint Corp.) performed quite well as several deals in the industry helped surface value. The oil patch (Atlantic Richfield) was productive and we struck gold with Coeur d'Alene mines. Cyclical company converts including GATX, Sealed Air, and Coltec disappointed as investors feared that additional Fed tightening would take the starch out of the economy, and our investment in Boston Chicken continued to cause portfolio indigestion.

GOOD THINGS COME TO THOSE WHO WAIT

      The critical element to our success in the equities and convertible securities markets has been patience in both the selection process and in waiting for the values of portfolio positions to be recognized. We will continue to be patient and opportunistic in selecting converts for the Fund and will invest in short-term instruments (including time sensitive work-outs) when appropriate. We bought mostly short-term U.S. Treasury obligations in the past. However, the U.S. financial system has improved significantly and we now take advantage of other short-term alternatives. In this regard, the Convertible Securities Fund at times engages in risk arbitrage to generate returns. By risk arbitrage we mean investing in "event" driven situations; primarily, but not exclusively, in announced mergers, acquisitions, reorganizations and other "workout" opportunities. In order to avoid overall market risk in these opportunities, the Fund will concentrate on the lower risk transactions.

      We borrow a quote from Warren Buffett to explain our occasional use of risk arbitrage in the Fund:

      "Our subsidiaries sometimes engage in arbitrage as an alternative to holding short-term cash equivalents. We prefer, of course, to make major long-term commitments. But we often have more cash than good ideas. At such times arbitrage sometimes promises much greater returns than Treasury Bills and, equally important, cools any temptation we may have to relax our standards for long-term investments."

      In short, the high cash position in the Fund does not reflect any effort on our part to time the convertible securities market. It is rather a consequence of our value oriented discipline. At the same time, some of our convertible securities have been called by the issuer and we either received cash or stock. Our portfolio turnover rate reflects this activity, as well as our investments in "event" driven situations which were consummated during the year. We are always hard at work evaluating opportunities and identifying fundamental bargains to progress to a more fully invested posture. However, we will not stretch our fundamental parameters and introduce greater market risk to the portfolio.

      We thought we would share with you a piece on risk arbitrage written by Regina M. Pitaro, a Managing Director of Gabelli Asset Management Company.

   RISK ARBITRAGE - ANNOUNCEMENT OF A MERGER IS THE BEGINNING OF AN OPPORTUNITY

   RISK ARBITRAGE: "THE THIRD WAVE OF TAKEOVERS"(TM)

         We are in the midst of the third great wave of mergers and acquisitions since World War II. The first wave swelled in the 1960's with conglomerators like LTV's Jimmy Ling, Gulf & Western's Charles Bluhdorn, and ITT's Harold Geneen merging companies in non-related industries. They did so in an attempt to produce more consistent earnings growth through the ups and downs of the business cycle. The second major wave of takeovers began in the 1980's, when financial engineers including leveraged buyout firms like Kohlberg, Kravis & Roberts, and corporate raiders like T. Boone Pickens used junk debt to gobble up undervalued companies and then dismember them for a profit. This second wave broke as financially unrealistic deals like the proposed leveraged buyout (LBO) of United Airlines fell apart, the junk bond market collapsed, and the House of Drexel disintegrated under the weight of a government criminal investigation.

         The third great wave of mergers and acquisitions is being driven by consolidators--companies in a wide range of industries buying competitors in order to extend their franchises, trim costs and increase profitability. We trace the beginning of this wave to March 14, 1994, when much admired General Electric Chairman Jack Welch launched a hostile bid to buy Kemper Insurance--signaling that deals were once again respectable. This Third Wave will continue to gain momentum as companies worldwide jockey for market position and profits in the increasingly competitive global economy.

            [FIGURES BELOW REPRESENTS BAR CHART IN ITS PRINTED FORM]

                        THIRD WAVE - U.S. DEAL ACTIVITY
   ----------------------------------------------------------------------------

                  1994        1995      1996      1997      1998
                 ----------------------------------------------
                 340          511       652       919       1620

                 $ Billions
                 $2,000
                 $1,200
                   $800
                   $400
                     $0

    ----------------------------------------------------------------------------
                                     DEAL ACTIVITY

         $ BILLIONS         1994        1995        1996      1997       1998
         ----------         ----        ----        ----      ----       -----
         Worldwide          $575        $950      $1,140    $1,600     $2,453
         U.S. Total          340         511         652       919      1,620
         U.S. Cash           212         254         356       450        549
         SOURCE:  SECURITIES DATA CORP.
   ----------------------------------------------------------------------------


         There are two ways investors can take advantage of merger and acquisition activity. The first is buying public shares of likely takeover candidates before the "deal" is announced. Gabelli Asset Management's ability to identify industries ripe for consolidation and our focus on undervalued companies has resulted in a long list of portfolio holdings being taken over at substantial premiums to our purchase prices. The second (and much less known) method is through risk arbitrage. It would take a book to detail all the complexities of risk arbitrage. In this article, I'll provide the basics, and more importantly, the reasons why I believe risk arbitrage is such a compelling investment strategy.

   HOW TO PROFIT FROM ARBITRAGE DEALS

         Simply stated, risk arbitrage is investing in a merger or acquisition target after the deal has been announced and pocketing the spread between the trading price of the target company following the announcement and the deal price upon closing. This spread is usually relatively narrow--offering a somewhat modest nominal total return. However, since deals generally close in much less than a year's time, this modest total return translates into a much more attractive annualized return.

         The following is a very basic risk arbitrage investment that we made in the Convertible Securities Fund. On March 22, 1999, the NYSE listed First Data Corp. announced it would pay $25.50 in cash for all the remaining publicly owned shares of Paymentech, Inc. (55% of the company would continue to be owned by Bank One). The deal was expected to close within 4 months. Following the announcement, we were able to purchase Paymentech shares at an average price of $25.05. The spread between our purchase price and the value of the stock upon closing was 1.8%. The deal closed on July 27, 1999, generating an annualized return of 9.5%.

         This particular arbitrage worked out very well for the Fund. We were able to buy Paymentech shares at a good discount to the final transaction price and the deal closed on schedule. Remember, risk arbitrage returns are impacted by deal flow, not the direction of the stock market. If deal flow continues to be as robust as we anticipate over the next ten years, risk arbitrage has the potential to deliver consistent annual returns in the low to mid teens.

   THE POWER OF COMPOUND RETURNS

         The great advantage of risk arbitrage is that it is largely a market neutral strategy--deals get done in good markets and bad--that can deliver consistent returns even in volatile markets. Because a conservatively managed risk arbitrage portfolio produces consistent gains, the financial magic of compounding works strongly in its favor. We offer two examples of the power of compounding returns.

         Once upon a time, there was a king in a far away land. In order to repay the local sage for saving his daughter's life, the king offered the sage any reward he wished. The sage asked for what appeared to be a modest stipend--one grain of rice--the amount to be doubled each day for 31 days. The sage would receive one grain of rice that day, two the next, four the next, and so on. The king thought nothing of giving away a few grains of rice on a daily basis. But, it was only a matter of weeks before the king's granaries were empty and the sage had become the richest man in the land. After only one month, the king was paying the sage over 1 billion grains of rice a day. In 31 days, one grain became one billion through the magic of compounding.

         The purchase of Manhattan Island from the Indians for just $24 worth of beads is generally considered one of the greatest investments in history. The estimated value of all the real estate in Manhattan today is around $10 trillion dollars. Amazingly, this equates to an annualized compounded return of just 7.4% in the 375 years since the deal was done.

   IS THERE RISK IN RISK ARBITRAGE?

         At this juncture, you may be wondering where is the risk in risk arbitrage? The biggest risk in risk arbitrage is that announced deals will not be consummated and that the stock of the company to be acquired will sink following a bust up in the deal. In fact, in virtually every individual risk arbitrage investment, upside potential is dwarfed by downside risk. One old time pundit said it best ... "arbitrage is the only business we know where you risk dollars to make nickels." The second biggest risk is that the deal may take much longer to close than first anticipated, turning an attractive annualized gain into a much more modest return.

         Deals do break for a variety of reasons and a busted deal generally means a big loss. However, during this third great wave of mergers and acquisitions, 96.5% of all announced deals have been consummated. That puts the odds in the arbritrageur's favor, particularly if he or she knows how to analyze a deal in a manner that helps avoid most if not all the inevitable potholes. Regarding the timing issue, deals do get stretched out, but provided one is not investing with leverage or having to bear the cost of a short position in a stock swap deal, this generally results in a more modest gain rather than a loss. As reassurance, our Fund concentrates on the lower risk transactions. [ ]

8% DISTRIBUTION POLICY

      The Convertible Securities Fund continues to maintain its 8% Distribution Policy whereby the Fund pays out 8% of its average net assets each year. The method is to pay $0.20 per share in each of the first three quarters of the year and a distribution in the fourth quarter of a sufficient amount to pay 8% of the average net assets of the Fund or to satisfy the minimum distribution requirements of the Internal Revenue Code. The Fund recently distributed $0.20 per share on September 27, 1999 in line with this 8% annual distribution policy.

STOCK REPURCHASE PLAN

      The Gabelli Convertible Securities Fund is authorized to repurchase up to 250,000 shares of the Convertible Securities Fund's outstanding shares. Pursuant to this stock repurchase plan, the Convertible Securities Fund may from time to time purchase shares of its capital stock in the open market when the shares are trading at a discount of 10% or more from the net asset value of the shares. In total, through September 30, 1999, 180,300 shares were repurchased in the open market since the inception of this stock repurchase plan. Since the discount to net asset value has narrowed and remained under 10% throughout most of this year, the Fund has been unable to aggressively purchase shares. In fact, the discount to net asset value was under 10% during most of last year as well.

PREFERRED STOCK - AN INVESTMENT FOR THE FUTURE

      On May 16, 1997, the Fund successfully completed its offering of cumulative preferred stock which is rated `AAA' by Standard and Poor's. The Fund issued 1,200,000 Preferred Shares at $25 per share ($30 million) with an annual dividend rate of $2.00 per share paying quarterly. The Preferred Shares are trading on the New York Stock Exchange under the symbol "GCV Pr" and closed at $25.125 on September 30, 1999.

      How would Preferred Shares benefit Common Shareholders? Through September 30, 1999, the Convertible Securities Fund has earned a 10.0% average annual return. The Preferred Shares were issued with an annual dividend rate of 8.00%. The only obligation that the Fund has to the Preferred Shareholders is to pay the stated dividend rate. Given the current market environment, we considered this to be an ideal opportunity to take advantage of relatively low long-term interest rates and to earn an excess return for our Common Shareholders consistent with our conservative investment approach. Any return earned in excess of the stated dividend rate, which is less than the Fund's average annual return, would directly benefit Common Shareholders; however, any shortfall from the stated rate would impact the Common Shareholders in the opposite fashion. Therefore, by taking advantage of the current relatively low interest rate environment and achieving our investment objectives, the Preferred Share issuance offers what we believe is a conservative method of potentially adding wealth for our Common Shareholders.

      Furthermore, Common Shareholders stand to receive certain tax benefits as a result of the Preferred Stock offering. Since taxable income is allocated to the Preferred Shareholders before Common Shareholders, taxable distributions to Common Shareholders are not required to the extent they would be if the Preferred Shares were not outstanding. With the completion of the preferred offering, the Adviser has agreed to waive the management fee on the incremental assets during any year in which the net asset value total return on the Fund does not exceed the stated dividend rate on the Preferred Shares.

LET'S TALK CONVERTS

      The following are specifics on selected holdings of our Fund. Favorable EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) prospects do not necessarily translate into higher prices, but they do express a positive trend which we believe will develop over time.

ATLANTIC RICHFIELD CO. (ARCO) ($2.80 CV. PFD.) is the leading gasoline marketer on the U.S. west coast, with 1,760 retail sites spread across California, Arizona, Nevada, Oregon and Washington. Two refineries are operated in the region. ARCO has proven oil reserves of 2.8 billion barrels, mainly in Alaska. The company's proven gas reserves total 9.8 trillion cubic feet, but gas reserves of a further 15 trillion cubic feet, mainly in Southeast Asia, are unbooked. BP Amoco (BPA - $110.8125 - NYSE) has reached an agreement to combine with ARCO in an all-share transaction valuing ARCO at almost $27 billion. The deal will give BP Amoco the largest oil output of any non-state company.

CITIZENS UTILITIES CO. (CZN) (5.00% CV. PFD.) provides telecommunications services and public services to approximately 1.8 million customers in 21 states. Citizens owns 83% of Electric Lightwave (ELIX - $13.25 - Nasdaq), a competitive local exchange carrier ("CLEC") serving primarily the western U.S. Last year, management authorized the separation of Citizens' telecommunications businesses and public services businesses into two stand-alone, publicly traded companies. Recently, CZN announced agreements to acquire over 700,000 rural access lines in 10 states for $2.3 billion. CZN intends to finance the transactions by divesting its public services operations. The company has sold its 16% stake in Centennial Cellular Corp. for approximately $205 million. Citizens also anticipates monetizing its ownership of Century Communications' (CTYA - $45.625 - Nasdaq) stock and cable operations through a sale to Adelphia Communications for approximately $220 million.

MARK IV INDUSTRIES INC. (SUB. DEB. CV., 4.75%, 11/01/04) is a $2.2 billion global manufacturing company headquartered in the Buffalo, N.Y. suburb of Amherst, with 17,000 employees worldwide. The company's core technologies include power transmission, fluid transfer and filtration systems and components for global industrial and automotive markets.

MEDIAONE GROUP INC. (UMG) (4.50% CV. PFD., SER. D) is one of the nation's leading broadband services companies. UMG provides more than five million subscribers in 17 states with basic and premium cable television services and has recently introduced high speed Internet access, telephone services and digital television in some of its service areas. MediaOne was created from the 1996 union of telecommunications company MediaOne Group (formerly US West Media Group) and Continental Cablevision. Headquartered in Englewood, Colorado, the company is conducting a national upgrade of its hybrid fiber optic/coaxial cable ("HFC") network to broadband technology, which improves traditional cable service and enables next-generation products and services. UMG's investment interests include 25% of Time Warner Entertainment (which includes Warner Brothers Studio and Home Box Office), 24% of PCS Prime Co. and almost 27% of TeleWest plc. The number three U.S. cable television provider recently agreed to be acquired by AT&T Corp. (T - $43.50 - NYSE) for $54 billion.

OMNIPOINT CORP. (OMPT) (7.00% CV. PFD.) is a leading personal communications services ("PCS") carrier in the U.S., with licenses covering major metropolitan areas containing nearly 100 million people. On June 23, 1999, Omnipoint agreed to be acquired by VoiceStream Wireless (VSTR - $61.72 - Nasdaq) for 0.825 shares of VoiceStream and $8.00 cash per shares of OMPT. The combined company will have PCS licenses covering about 190 million points of presence ("POPs") and will become a major PCS carrier

SEAGRAM CO. (7.50% CV. PFD.), with its 1995 purchase of an 80% interest in MCA from Matsushita Electric Industrial Co. for $5.7 billion, operates two global businesses: beverages and entertainment. Spirits and Wine group's major beverage brands include Chivas Regal, Martell, Mumm, Crown Royal and Seagram's Gin. With its

$10.4 billion December acquisition of Polygram, Seagram has created the world's leading music company, the Universal Music Group. Seagram's entertainment business includes the Universal Motion Pictures Group, the Universal Studios Recreation Group and a 46% interest in USANetworks (USAI - $38.75 - Nasdaq).

SPRINT CORP.  (FON) ($1.50 CV. PFD.,  SER. 1; $1.50 CV. PFD.,  SER. 2; 8.25% CV.
PFD.) is the third largest long distance carrier and the second largest independent local telephone company in the U.S. Sprint has positioned itself globally through a joint venture called GlobalOne. Its joint venture partners, France Telecom and Deutsche Telekom, also have a direct 20% stake in Sprint. FON faces risks from prospective new entrants in its long distance business which may be offset by the "ION" high bandwith network the company is developing and by other new services. On October 5, 1999, MCI Worldcom announced plans to acquire Sprint for $125 billion in stock and cash. The transaction is expected to close in about 12 months upon regulatory approval. Sprint PCS group is the leading all digital personal communications services ("PCS") carrier in the U.S. with over four million customers and licenses covering over 230 million people. Sprint PCS will be acquired as part of MCI Worldcom's acquisition of Sprint Corp.

USA NETWORKS INC. (SUB. DEB. CV., 7.00%, 07/01/03), through its subsidiaries, engages in diversified media and electronic commerce businesses that include: electronic retailing, ticketing operations and television broadcasting. Chairman and CEO Barry Diller has brought together under one umbrella: the USA Network, the Sci-Fi Channel, USA Networks Studios, USA Broadcasting, The Home Shopping Network and the Ticketmaster Group. The plan is to integrate these assets, leveraging programming, production capabilities and electronic commerce across this strong distribution platform.

DIVIDENDS

      The Fund recently distributed a dividend of $0.20 per share to Common Shareholders on September 27, 1999 in line with the Fund's 8% annual distribution policy. For the twelve months ended September 30, 1999, the Fund distributed a total of $0.92 per share to Common Shareholders. Our Preferred Shareholders were paid a dividend of $0.50 per share on September 27, 1999. For the twelve months ended September 30, 1999, the Preferred Shareholders received a total distribution of $2.00 per share, which is the annual dividend rate on the Preferred Shares.

DAILY NAVS NOW DISTRIBUTED BY NASDAQ

      Since our inception, we have made the net asset value available on nightly recordings through 1-800-GABELLI. Now, Nasdaq is also disseminating the daily per share net asset values (NAVs) for the Gabelli Convertible Securities Fund, which is traded on the New York Stock Exchange. The NAV ticker symbol via Nasdaq is "XGCVX."

      The NAVs are available through any stock quote lookup service and on broker Nasdaq level one terminals. The dissemination of daily NAVs allows investors and brokers to better track the long-term performance of the Fund's underlying portfolio. We support Nasdaq's efforts in making closed-end funds' NAVs available on a daily basis.

NO COMMISSION PURCHASES

      When the Convertible Securities Fund converted to closed-end status on March 31, 1995, we offered shareholders the opportunity to sell their shares at no commission for up to two years. On March 31, 1997, this ability to sell your convertible shares at no commission expired. However, we have extended through December 31, 1999, our offer to shareholders to buy shares through our Voluntary Cash Purchase Plan at no commission. This Plan is available every month. Please see the details of this Plan at the end of this report.

INTERNET

      You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

IN CONCLUSION

      The short term outlook for the market is, as always, uncertain. Investor psychology seems to have reversed itself. Last year, investors shrugged off bad news--anemic earnings, international economic turmoil, and big losses from highly leveraged hedge funds. This year, good news--a strong U.S. economy, good earnings, and the prospect for synchronized global growth--has investors worried. Mr. Market will eventually sort all this out. Increasing one's exposure to convertible securities is one way to dampen the risk in equities without sacrificing too much upside potential. We try to structure the Fund's portfolio so that it has two-thirds of the upside potential of an equities portfolio, with one-third the downside risk. By so doing, we offer our shareholders a smoother ride through the market cycles.

                                   Sincerely,

                                   /s/ MARIO J. GABELLI
                                   --------------------
                                   MARIO J. GABELLI
                                   President and
                                   Chief Investment Officer

October 25, 1999


-------------------------------------------------------------------------------------------------------------------
                                         TOP TEN CONVERTIBLE HOLDINGS
                                              SEPTEMBER 30, 1999
                                              ------------------
Sprint ($1.50 Cv. Pfd., Ser . 1; $1.50 Cv. Pfd.,              Atlantic Richfield Co. ($2.80 Cv. Pfd.)
 Ser. 2; 8.25% Cv. Pfd.)

Standard Motor Products (Sub. Deb. Cv., 6.75%, 07/15/09)      MediaOne Group (4.50% Cv. Pfd., Ser. D)

Mark IV Industries (Sub. Deb. Cv., 4.75%, 11/01/04)           Cendant Corp. (1.30% Cv. Pfd., 7.50% Cv. Pfd.)

WHX Corp. (6.50% Cv. Pfd., Ser. A; $3.75 Cv. Pfd., Ser. B)    Sequa Corp. ($5.00 Cv. Pfd.)

Citizens Utilities (5.00% Cv. Pfd.)                           Hilton Hotels Corp. (Sub. Deb. Cv., 5.00%, 05/15/06)

-------------------------------------------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 1999 (UNAUDITED)
================================================================================
PRINCIPAL                                                 MARKET
 AMOUNT                                                    VALUE
---------                                                 -------
           CONVERTIBLE CORPORATE BONDS -- 20.2%
           AUTOMOTIVE: PARTS AND ACCESSORIES -- 3.1%
$  550,000 Exide Corp. Sub. Deb. Cv.
             2.90%, 12/15/05 (b) .................   $     312,812
 4,000,000 Standard Motor Products Inc.
             Sub. Deb. Cv.
             6.75%, 07/15/09 .....................       3,522,500
                                                     -------------
                                                         3,835,312
                                                     -------------
           AVIATION: PARTS AND SERVICES -- 1.5%
1,844,000  Kaman Corp. Sub. Deb. Cv.
             6.00%, 03/15/12 .....................       1,788,680
                                                     -------------
           BUSINESS SERVICES -- 2.0%
  900,000  BBN Corp. Sub. Deb. Cv.
             6.00%, 04/01/12 (a) .................         870,810
1,700,000  Trans-Lux Corp. Sub. Deb. Cv.
             7.50%, 12/01/06 .....................       1,581,000
                                                     -------------
                                                         2,451,810
                                                     -------------
           COMPUTER SOFTWARE AND SERVICES -- 0.1%
  275,000  QuadraMed Corp. Sub. Deb. Cv.
             5.25%, 05/01/05 .....................         140,250
                                                     -------------
           CONSUMER PRODUCTS -- 0.4%
  750,000  Standard Commercial Corp.
             Sub. Deb. Cv.
             7.25%, 03/31/07 .....................         506,250
                                                     -------------
           CONSUMER SERVICES -- 0.1%
  200,000  Ogden Corp. Sub. Deb. Cv.
             6.00%, 06/01/02 .....................         155,500
                                                     -------------
           ELECTRONIC EQUIPMENT -- 0.1%
           ASM Lithography Holding Cv.
   40,000    2.50%, 04/09/05 .....................          49,594
   10,000    2.50%, 04/09/05 (b) .................          12,399
                                                     -------------
                                                            61,993
                                                     -------------
           ENERGY AND UTILITIES -- 1.0%
  100,000  Halter Marine Group Inc.
             Sub. Deb. Cv.
             4.50%, 09/15/04 .....................          61,125
1,100,000  Moran Energy Inc.
             Sub. Deb. Cv.
             8.75%, 01/15/08 .....................       1,069,750
  100,000  Texaco Capital Inc. Cv.
             3.50%, 08/05/04 .....................         102,000
                                                     -------------
                                                         1,232,875
                                                     -------------
           ENTERTAINMENT -- 0.7%
  150,000  Kushner-Locke Co. Sub. Deb. Cv.
             8.00%, 12/15/00 (a) .................         128,205
  800,000  USA Networks Inc.
             Sub. Deb. Cv.
             7.00%, 07/01/03 .....................         775,000
                                                     -------------
                                                           903,205
                                                     -------------
           EQUIPMENT AND SUPPLIES -- 4.6%
$1,300,000 Intermagnetics General Corp.
             Sub. Deb. Cv.
             5.75%, 09/15/03 (b) .................   $     845,000
1,072,000  Kollmorgen Corp. Sub. Deb. Cv.
             8.75%, 05/01/09 .....................       1,084,060
4,050,000  Mark IV Industries Sub. Deb. Cv.
             4.75%, 11/01/04 .....................       3,503,250
  210,000  Robbins & Myers Inc. Sub. Deb. Cv.
             6.50%, 09/01/03 .....................         172,200
                                                     -------------
                                                         5,604,510
                                                     -------------
           FOOD AND BEVERAGE -- 0.1%
  110,000  Boston Chicken Inc. Sub. Deb. Cv.
             7.75%, 05/01/04 .....................           1,100
  100,000  Chiquita Brands International Inc. Cv.
             7.00%, 03/28/01 .....................          93,000
                                                     -------------
                                                            94,100
                                                     -------------
           HEALTH CARE -- 0.6%
  750,000  Ivax Corp. Deb. Cv.
             6.50%, 11/15/01 .....................         729,375
  150,000  Sabratek Corp. Sub. Deb. Cv.
             6.00%, 04/15/05 .....................          39,750
                                                     -------------
                                                           769,125
                                                     -------------
           HOME FURNISHINGS -- 1.9%
3,500,000  Pillowtex Corp. Sub. Deb. Cv.
             6.00%, 03/15/12 .....................       2,292,500
                                                     -------------
           HOTELS AND GAMING -- 1.9%
2,900,000  Hilton Hotels Corp. Sub. Deb. Cv.
             5.00%, 05/15/06 .....................       2,349,000
                                                     -------------
           METALS AND MINING--0.3%
  500,000  Coeur d'Alene Mines Corp.
             Sub. Deb. Cv.
             6.00%, 06/10/02 .....................         307,500
                                                     -------------
            PAPER AND FOREST PRODUCTS -- 0.3%
  200,000  Riverwood International Corp.
             Sub. Deb. Cv.
             6.75%, 09/15/03 .....................         230,890
  150,000  Thermo Fibertek Inc. Cv.
             4.50%, 07/15/04 (b) .................         125,812
                                                     -------------
                                                           356,702
                                                     -------------
           PUBLISHING -- 0.9%
  700,000  News America Holdings Inc.
             Sub. Deb. Cv.
             Zero Cpn., 03/31/02 .................         959,000
   50,000  United News & Media plc
             Sub. Deb. Cv.
             6.125%, 12/03/03 (c) ................          81,903
                                                     -------------
                                                         1,040,903
                                                     -------------
           REAL ESTATE AND DEVELOPMENT -- 0.1%
  125,000  Rockefeller Center Properties Inc.
             Sub. Deb. Cv.
             Zero Cpn., 12/31/00 .................         103,750
                                                     -------------

THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 1999 (UNAUDITED)
================================================================================
PRINCIPAL                                                 MARKET
 AMOUNT                                                    VALUE
---------                                                 -------
           RETAIL -- 0.0%           $ 60,000 Costco Companies Inc.
             Sub. Deb. Cv.
             Zero Cpn., 08/19/17 .................   $      51,900
  100,000  JumboSports Inc.
             Sub. Deb. Cv.
             4.25%, 11/01/00 .....................           5,500
                                                     -------------
                                                            57,400
                                                     -------------
           TECHNOLOGY -- 0.1%
  150,000  Thermo Electron Corp.
             Sub. Deb. Cv.
             4.25%, 01/01/03 (b) .................         131,250
                                                     -------------
           TELECOMMUNICATIONS -- 0.4%
           Amnex Inc. Sub. Deb. Cv.
   30,000    8.50%, 09/25/02 .....................           1,347
   50,000    8.50%, 09/25/02 (b) .................           2,245
  500,000  Rogers Communications Inc.
             Sub. Deb. Cv.
             2.00%, 11/26/05 .....................         380,313
   50,000  Telefonica Europe BV
             Sub. Deb. Cv.
             2.00%, 07/15/02 .....................          80,875
                                                     -------------
                                                           464,780
                                                     -------------
           TRANSPORTATION -- 0.0%
  140,000  WorldCorp. Inc. Sub. Deb. Cv.
             7.00%, 05/15/04 .....................          16,100
                                                     -------------
           TOTAL CONVERTIBLE
             CORPORATE BONDS .....................      24,663,495
                                                     -------------
  SHARES
  ------
           CONVERTIBLE PREFERRED STOCKS -- 25.2%
           AGRICULTURE -- 0.1% 3,000 Monsanto Co.
             6.50% Cv. Pfd. ......................         108,000
                                                     -------------
           AVIATION: PARTS AND SERVICES -- 1.5%
           Coltec Capital Trust
   25,000    5.25% Cv. Pfd. ......................       1,206,250
   17,000    5.25% Cv. Pfd. (b) ..................         692,750
                                                     -------------
                                                         1,899,000
                                                     -------------
           BUSINESS SERVICES -- 2.0%
           Cendant Corp.
   90,000    1.30% Cv. Pfd. ......................       2,269,687
    5,000    7.50% Cv. Pfd. ......................         145,313
                                                     -------------
                                                         2,415,000
                                                     -------------
           CABLE -- 2.0%
   18,000  MediaOne Group
             4.50% Cv. Pfd. Ser. D ...............       2,430,000
                                                     -------------
            DIVERSIFIED INDUSTRIAL -- 2.9%
    1,400  GATX Corp.
             $2.50 Cv. Pfd. ......................   $     217,000
           WHX Corp.
   47,000    $3.75 Cv. Pfd. Ser. B ...............       1,571,563
   45,000    6.50% Cv. Pfd. Ser. A ...............       1,701,562
                                                     -------------
                                                         3,490,125
                                                     -------------
           ENERGY AND UTILITIES -- 4.7%
    6,000  Atlantic Richfield Co.
             $2.80 Cv. Pfd. ......................       2,558,250
   65,000  Citizens Utilities Co.
             5.00% Cv. Pfd. ......................       3,233,750
                                                     -------------
                                                         5,792,000
                                                     -------------
           ENTERTAINMENT -- 0.1%
    4,500  Metromedia International Group Inc.
             7.25% Cv. Pfd. ......................         110,813
                                                     -------------
           EQUIPMENT AND SUPPLIES -- 2.0%
   25,000    Sequa Corp. $5.00 Cv. Pfd. ..........       2,400,000
                                                     -------------
           FOOD AND BEVERAGE -- 0.2%
    5,000 Seagram Co. 7.50% Cv. Pfd. .............         232,188
                                                     -------------
           PAPER AND FOREST PRODUCTS -- 1.4%
   34,500  Sealed Air Corp.
             $2.00 Cv. Pfd. Ser. A ...............       1,750,875
                                                     -------------
           PUBLISHING -- 0.3%
   15,000  Reader's Digest
             $1.9336 Cv. Pfd. ....................         423,750
                                                     -------------
           RETAIL -- 0.2%
    2,000  Automatic Com Exchange Security
             6.50% Cv. Pfd. ......................          25,750
    3,000  CVS Corp.
             6.00% Cv. Pfd. ......................         227,062
                                                     -------------
                                                           252,812
                                                     -------------
           SPECIALTY CHEMICALS -- 0.0%
    1,000  Merrill Lynch & Co. (IMC Global)
             6.25% Cv. Pfd. ......................          17,437
                                                     -------------
           TELECOMMUNICATIONS -- 7.2%
    8,000  Philippine Long Distance
             $3.50 Cv. Pfd. Ser. III .............         332,000
           Sprint Corp.
    3,000    $1.50 Cv. Pfd. Ser. 1 ...............       1,320,000
    2,200    $1.50 Cv. Pfd. Ser. 2 ...............         990,000
   73,000    8.25% Cv. Pfd. ......................       5,721,375
    1,500  TCI Pacific Communications Inc.
             5.00% Cv. Pfd. ......................         402,000
                                                     -------------
                                                         8,765,375
                                                     -------------
           WIRELESS COMMUNICATIONS -- 0.6%
    8,000  Omnipoint Corp.
             7.00% Cv. Pfd. ......................         726,000
                                                     -------------
           TOTAL CONVERTIBLE
             PREFERRED STOCKS ....................      30,813,375
                                                     -------------

THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 1999 (UNAUDITED)
================================================================================
PRINCIPAL                                                 MARKET
 AMOUNT                                                    VALUE
---------                                                 -------
           COMMON STOCKS -- 17.1%
           AVIATION: PARTS AND SERVICES -- 0.2%
   18,000  Kaman Corp. ...........................   $     229,500
                                                     -------------
           BROADCASTING -- 0.4%
   45,000  Granite Broadcasting Corp. ............         500,625
                                                     -------------
           BUILDING AND CONSTRUCTION -- 2.0%
   50,000  Lone Star Industries Inc. .............       2,493,750
                                                     -------------
           BUSINESS SERVICES -- 3.0%
  100,000  Nielsen Media Research ................       3,718,750
                                                     -------------
           DIVERSIFIED INDUSTRIAL -- 0.1%
   10,000  Thermo Power Corp. ....................         118,125
                                                     -------------
           ENERGY AND UTILITIES -- 4.3%
   20,000  AGL Resources Inc. ....................         325,000
   10,000  Aquarion Co. ..........................         358,750
   12,000  Central Hudson Gas and Electric Corp. .         472,500
   25,000  Cilcorp Inc. ..........................       1,620,312
    4,000  New England Electric System ...........         207,500
    8,400  NStar .................................         325,500
   60,000  Southwest Gas Corp. ...................       1,616,250
   10,000  United Water Resources Inc. ...........         326,250
                                                     -------------
                                                         5,252,062
                                                     -------------
           EQUIPMENT AND SUPPLIES -- 0.4%
    4,000  Case Corp. ............................         199,250
   50,000  Fedders Corp., Cl. A ..................         246,875
                                                     -------------
                                                           446,125
                                                     -------------
           FINANCIAL SERVICES -- 0.7%
   20,000  Argonaut Group Inc. ...................         502,500
    3,000  Orion Capital Corp ....................         142,125
    4,000  Republic New York Corp. ...............         245,750
                                                     -------------
                                                           890,375
                                                     -------------
           FOOD AND BEVERAGE -- 1.4%
  159,000  Chock Full o'Nuts Corp ................       1,729,125
                                                     -------------
           SPECIALTY CHEMICALS -- 2.0%
   50,000  Nalco Chemical Co .....................       2,525,000
                                                     -------------
           RETAIL -- 0.3%
   10,000  Delhaize America Inc. .................         211,875
    2,000  Hannaford Bros. Co. ...................         140,875
                                                     -------------
                                                           352,750
                                                     -------------
           TELECOMMUNICATIONS -- 0.7%
   48,276  Rogers Communications Inc., Cl. B .....         816,150
                                                     -------------
           WIRELESS COMMUNICATIONS -- 1.6%
    8,074  Vodafone AirTouch plc, ADR ............       1,919,594
                                                     -------------
  730,750  TOTAL COMMON STOCKS ...................      20,991,931
                                                     -------------
           PREFERRED STOCKS -- 0.0%
           CABLE -- 0.0%
    1,000  MediaOne Financing
             Trust II Pfd. .......................          25,250
                                                     -------------
U.S. GOVERNMENT OBLIGATIONS -- 36.7%
$45,068,000  U.S. Treasury Bills,
             4.50% to 4.87%
             due 10/07/99 to 12/02/99 ............    $ 44,847,712
                                                     -------------
TOTAL INVESTMENTS -- 99.2%
     (Cost $114,316,090) .........................     121,341,763
                                                     -------------
THER ASSETS, LIABILITIES AND
    LIQUIDATION VALUE OF
    CUMULATIVE PREFERRED
    STOCK -- (23.7)% ..............................    (29,004,710)
                                                     -------------
 NET ASSETS -- COMMON STOCK -- 75.5%
 (7,912,645 common shares outstanding) ...........      92,337,053
                                                     -------------
NET ASSETS -- CUMULATIVE
 PREFERRED STOCK -- 24.5%
  (1,200,000 preferred shares outstanding) .......      30,000,000
                                                     -------------
TOTAL NET ASSETS -- 100.0% ........................   $122,337,053
                                                     =============
 NET ASSET VALUE PER COMMON SHARE
   ($92,337,053 (divided by) 7,912,645 common
   shares outstanding) ...........................          $11.67
                                                           =======
  SHARES
  -------
           SHORT POSITIONS
           COMMON STOCKS

    8,074  Vodafone AirTouch plc, ADR ............    $  1,919,594
   20,000  Sara Lee Corp .........................         468,750
                                                      ============
                                                      $  2,388,344
                                                      ============
-------------------------------
For Federal tax purposes:
      Aggregate cost                                  $114,316,089
                                                      ============
      Gross unrealized appreciation--investments      $ 11,074,660
      Gross unrealized depreciation--short positions      (262,998)
      Gross unrealized depreciation--investments        (4,048,986)
                                                      ------------
      Net unrealized appreciation                     $  6,762,676
                                                      ===========+

(a)   Security fair valued as determined by the Board of Directors.
(b) Security exempt from registration under Rule 144A of rhe Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 1999, Rule 144A securities amounted to $2,173,209 or 1.8% of net assets.
(c)   Principal amount denoted in British Pounds.
 +    Non-income producing security.
++    Represents annualized yield at date of purchase.
ADR   American Depositary Receipt.

                       AUTOMATIC DIVIDEND REINVESTMENT AND
                          VOLUNTARY CASH PURCHASE PLAN

ENROLLMENT IN THE PLAN

     It  is  the  Policy  of  The  Gabelli  Convertible  Securities  Fund,  Inc.
("Convertible Securities Fund") to automatically reinvest dividends. As a "registered" shareholder you automatically become a participant in the Convertible Securities Fund's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Convertible Securities Fund to issue shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Convertible Securities Fund. Plan participants may send their stock certificates to State Street Bank and Trust Company ("State Street") to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

                  The Gabelli Convertible Securities Fund, Inc.
                     c/o State Street Bank and Trust Company
                                  P.O. Box 8200
                              Boston, MA 02266-8200

     Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan may contact State Street at 1 (800) 336-6983.

     SHAREHOLDERS WISHING TO LIQUIDATE REINVESTED SHARES held at State Street Bank must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

     If your shares are held in the name of a broker, bank or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

     The number of shares of Common Stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Convertible Securities Fund's Common Stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of Common Stock valued at the greater of (i) the net asset value as most recently determined or
(ii) 95% of the then current market price of the Convertible Securities Fund's Common Stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next trading day. If the net asset value of the Common Stock at the time of valuation exceeds the market price of the Common Stock, participants will receive shares from the Convertible Securities Fund valued at market price. If the Convertible Securities Fund should declare a dividend or capital gains distribution payable only in cash, State Street will buy Common Stock in the open market, or on the New York Stock Exchange or elsewhere, for the participants' accounts, except that State Street will endeavor to terminate purchases in the open market and cause the Convertible Securities Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the Common Stock exceeds the then current net asset value.

     The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

     The Convertible Securities Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by State Street on at least 90 days' written notice to participants in the Plan.

VOLUNTARY CASH PURCHASE PLAN

     The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Convertible Securities Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

     Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to State Street Bank and Trust Company for investments in the Convertible Securities Fund shares at the then current market price. Shareholders may send an amount from $250 to $10,000. State Street Bank and Trust Company will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. State Street Bank and Trust Company will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. However, the Fund's Adviser, Gabelli Funds, LLC, has arranged that these purchases will be executed at no commission through December 31, 1999. It is suggested that any voluntary cash payments be sent to State Street Bank and Trust Company, P.O. Box 8200,
Boston, MA 02266-8200 such that State Street receives such payments approximately 10 days before the investment date. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by State Street Bank and Trust Company at least 48 hours before such payment is to be invested.

     For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Convertible Securities Fund.

                             DIRECTORS AND OFFICERS
                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
                    ONE CORPORATE CENTER, RYE, NY 10580-1434

DIRECTORS
Mario J. Gabelli, CFA
  CHAIRMAN

E. Val Cerutti
  CHIEF EXECUTIVE OFFICER
  CERUTTI CONSULTANTS, INC.

Felix J. Christiana
  FORMER SENIOR VICE PRESIDENT
  DOLLAR DRY DOCK SAVINGS BANK

Anthony J. Colavita, P.C.
  ATTORNEY-AT-LAW
  ANTHONY J. COLAVITA, P.C.

Dugald A. Fletcher
  PRESIDENT, FLETCHER & COMPANY, INC.

Karl Otto Pohl
  FORMER PRESIDENT, DEUTSCHE BUNDESBANK

Anthony R. Pustorino
  CERTIFIED PUBLIC ACCOUNTANT
  PROFESSOR, PACE UNIVERSITY

Anthonie C. van Ekris
  MANAGING DIRECTOR
  BALMAC INTERNATIONAL, INC.

Salvatore J. Zizza
  CHAIRMAN
  THE BETHLEHEM CORP.
OFFICERS AND PORTFOLIO MANAGERS

Mario J. Gabelli, CFA
  PRESIDENT & CHIEF INVESTMENT OFFICER

Bruce N. Alpert
  VICE PRESIDENT & TREASURER

Peter W. Latartara
  VICE PRESIDENT

A. Hartswell Woodson, III
  ASSOCIATE PORTFOLIO MANAGER

James E. McKee
  SECRETARY

INVESTMENT ADVISOR

Gabelli Funds, LLC
One Corporate Center
Rye, New York  10580-1434

CUSTODIAN, TRANSFER AGENT AND REGISTRAR

State Street Bank and Trust Company

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP

STOCK EXCHANGE LISTING

                         COMMON      8.00% PREFERRED
                        --------     ---------------
NYSE-Symbol:               GCV           GCV Pr
Shares Outstanding:     7,912,645       1,200,000

The Net Asset Value appears in the Publicly Traded Funds column, under the heading "Convertible Securities Funds," in Sunday's The New York Times and in Monday's The Wall Street Journal.

It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "Convertible Securities Funds".

The Net Asset Value may be obtained each day by calling (914) 921-5071.


--------------------------------------------------------------------------------
For general information about the Gabelli Funds, call 1-800-GABELLI (1-800-422-3554), fax us at 914-921-5118, visit our Internet homepage at:
HTTP:/WWW.GABELLI.COM, or e-mail us at: CLOSEDEND@GABELLI.COM
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Convertible Securities Fund may from time to time purchase shares of its Common Stock in the open market when the Convertible Securities Fund shares are trading at a discount of 10% or more from the net asset value of the shares. The Convertible Securities Fund may also, from time to time, purchase shares of its Cumulative Preferred Stock in the open market when the shares are trading at a discount to the Liquidation Value of $25.00.
--------------------------------------------------------------------------------

THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
ONE CORPORATE CENTER
RYE, NY 10580-1434
(914) 921-5070
HTTP://WWW.GABELLI.COM



                                                            THIRD QUARTER REPORT
                                                              SEPTEMBER 30, 1999